UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report: March 7, 2002
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-6217	94-1672743
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California		95052-8119
(Address of principal executive offices)		(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

Item 5.	OTHER EVENTS

5.1	Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Intel Corporation's announcement regarding an update to forward-looking statements relating to 2002 and the first quarter of 2002 as presented in a press release of March 7, 2002.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Press release of March 7, 2002 with an announcement regarding an update to forward-looking statements relating to 2002 and the first quarter of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: March 7, 2002	By: /s/Andy D. Bryant
Andy D. Bryant
Executive Vice President,
Chief Financial Officer and
Principal Accounting Officer